SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X] Filed by a party other than the registrant [ ] Check the appropriate box: [ ] Preliminary proxy statement [ ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            GIGA-TRONICS INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transactions applies:

    ---------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------

    (5) Total fee paid:

    ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   ----------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:

   ----------------------------------------------------------------------------

   (3) Filing Party:

   ----------------------------------------------------------------------------

   (4) Date Filed:

   -----------------------------------------------------------------------------

                                     [LOGO]

                            Giga-tronics Incorporated
                             4650 Norris Canyon Road
                           San Ramon, California 94583
                                 (925) 328-4650



                                                                   June 25, 1999

To Our Shareholders:


        I cordially invite you to attend the annual meeting of Giga-tronics Incorporated shareholders to be held at 9:00 a.m. on Thursday, August 12, 1999, at the Giga-tronics facility, 4650 Norris Canyon Road, San Ramon, California.

        At the meeting, you will be asked to elect four directors and ratify the appointment of independent certified public accountants. Information about these matters is set forth in the attached Notice and Proxy Statement.

        The Company counts on your continued interest, and I hope you will be able to attend the meeting. However, regardless of whether you plan to attend in person, it is important that your vote be counted. I urge you to vote your shares by signing and returning the accompanying proxy card.


                                       Sincerely,



                                       /s/  George H. Bruns, Jr.



                                       George H. Bruns, Jr.
                                       Chairman and Chief Executive Officer

                                     [LOGO]
                            Giga-tronics Incorporated
                             4650 Norris Canyon Road
                           San Ramon, California 94583
                                 (925) 328-4650





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders:

        The Annual Meeting of Shareholders of Giga-tronics Incorporated will be held at 9:00 a.m., local time, on Thursday, August 12, 1999, at the Giga-tronics facility, 4650 Norris Canyon Road, San Ramon, California, for the following purposes:

        1. Elect four directors for the ensuing year;

        2. Ratify the appointment of independent certified public accountants;

        3. Transact such other business as may properly come before the meeting.


        Only shareholders of record at the close of business on June 15, 1999, will be entitled to vote at this meeting, or any adjournment thereof.


                IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER YOU HOLD. PLEASE DATE, SIGN, VOTE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED, PREPAID ENVELOPE.



                                       By Order of the Board of Directors,


                                       /s/  Mark H. Cosmez, II


                                       Mark H. Cosmez, II
                                       Secretary

San Ramon, California
June 25, 1999

                                     [LOGO]

                            Giga-tronics Incorporated
                             4650 Norris Canyon Road
                           San Ramon, California 94583
                                 (925) 328-4650



                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 12, 1999


        This Proxy Statement is submitted by the Board of Directors of Giga-tronics Incorporated ("Giga-tronics" or the "Company"), a California corporation, in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on August 12, 1999, in accordance with the foregoing notice, and at any adjournment thereof.

     The Board of Directors has fixed June 15, 1999 as the record date for the meeting. Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 4,361,902 shares of Common Stock of the Company issued and outstanding, each of which is entitled to one vote as to each matter to be acted on at the meeting. However, each shareholder will be entitled to cumulate his votes in the election of directors provided that notice of an intention to cumulate votes is given at the meeting prior to voting for the election of directors. Under cumulative voting, a shareholder is allowed one vote per share multiplied by the number of directors to be elected (four at this meeting) and may use the total number of votes for one nominee or may distribute such number among as many nominees as such shareholder chooses.

        Shares represented by properly executed proxies received by Giga-tronics will be voted at the meeting in accordance with the instructions thereon. It is intended that shares represented by proxies received by Giga-tronics which are not limited to the contrary will be voted FOR all proposals set forth in the notice of meeting.

        Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. A shareholder giving a proxy may revoke it before its exercise by filing with the Secretary of Giga-tronics either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy will be revoked automatically if the shareholder who executed it is present at the meeting and votes in person. Attendance at the meeting will not, in and of itself, constitute the revocation of a proxy. The granting of a proxy shall give the proxy holder authority to cumulate votes if cumulative voting is elected.

        So far as is presently known, there is no business to be transacted at the meeting other than that referred to in the Notice of Annual Meeting of Shareholders, and it is not anticipated that other matters will be brought before the meeting. If, however, other matters should be brought before the meeting, it is intended that the proxy holders may vote or act in accordance with their judgment on such matters.

        An affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting is required for approval of all items being submitted to the shareholders for their consideration. An automated system administered by the Company's transfer agent tabulates shareholder votes. Abstentions are included in determining the number of shares present and voting at the Annual Meeting, and each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

        The Annual Report of the Company for the fiscal year ended March 27, 1999 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting.

        The costs of solicitation of proxies, including the printing, handling and mailing of the proxy material, will be paid by Giga-tronics. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of shares held in their names, and Giga-tronics will reimburse them for their expenses.

        The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent to Giga-tronics shareholders is July 12, 1999.

        The executive offices of Giga-tronics are located at 4650 Norris Canyon Road, San Ramon, California 94583, and the telephone number is (925) 328-4650.

                              ELECTION OF DIRECTORS


        At the annual meeting four (4) directors are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The following are the nominees of the Board of Directors for election as directors. There are no family relationships among the nominees or between any nominee and any executive officer of the Company.



                                                               DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                  SINCE:             AGE
-----------------------------                                  ------             ---
  George H. Bruns, Jr.                                           1980              80
         Chief Executive Officer since January, 1995,
         Chairman of the Board and a Director of the
         Company. One of the founders of the Company
         in 1980 and has been a Director since
         inception. Mr. Bruns is General Partner of
         The Bruns Company, a private venture
         investment and management consulting firm.
         Mr. Bruns is Director of Testronics Inc. of
         McKinney, Texas.

  James A. Cole                                                  1994              57
         General Partner of Windward Ventures, General
         Partner of Spectra Enterprise Associates and
         a Partner of New Enterprise Associates.
         Founder and President of Amplica, Inc. and
         presently a Director of Vitesse Semiconductor
         Corp., Spectrian Corp., and several private
         companies.

  William E. Wilson                                              1998              59
         President and Chief Executive Officer of
         Microwave Technology, Inc. from May 1989
         through present.

  Robert C. Wilson                                               1991              79
         Chairman of Wilson & Chambers, a private
         investment firm. Mr. Wilson is currently a
         Director of Storage Technology Corporation,
         SyQuest Technology, Inc., Southwall
         Technologies Inc., ReSound Corp., Andros
         Inc., and Carco Electronics.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                             COMMITTEES OF THE BOARD


MEETINGS

        There were five regularly scheduled meetings and one special teleconference meeting of the Board of Directors during the last fiscal year.

COMMITTEES

        Giga-tronics' Board of Directors has an Audit Committee and a Compensation Committee.

        During fiscal 1999, the Audit Committee consisted of independent non-employee directors James A. Cole and Robert C. Wilson. The Audit Committee serves to monitor the effectiveness of the independent audit, as well as the Company's accounting, financial controls and financial reports. The Audit Committee held one meeting during the past fiscal year.

        During fiscal 1999, the Compensation Committee consisted of independent non-employee directors James A. Cole, William E. Wilson and Robert C. Wilson. It formulates recommendations to the Board of Directors regarding levels of compensation for management. In addition, in order to recognize the expected future contributions of key employees and provide an additional incentive for them to remain with the Company over the long-term, the Committee awards options to purchase shares of the Company's stock. The Compensation Committee reviews and approves all stock options and executive compensation as part of the Board of Director meetings.

        The Company does not have a nominating committee or any committee performing such functions. All of the directors attended all the regularly scheduled meetings of the Board and all the committees on which they sat.

COMPENSATION OF DIRECTORS

        Each of Giga-tronics' directors who is not employed by the Company receives an annual director's fee of $6,000 and $750 for attendance at each Board meeting. Outside directors serving on committees of the Board receive $500 for attendance at each committee meeting.

        The Company has entered into indemnification agreements with all of its officers and directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Mr. Curt M. Berggren, an officer of the company, filed a late Form 4 for the sale of 15,377 shares during October 1998.

        Based solely on a review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during the fiscal year ended March 27, 1999, except for the above, all filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of June 15, 1999, information concerning the beneficial ownership of the Company's Common Stock for (a) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (b) each director; (c) each of the executive officers named in the Summary Compensation Table below; and (d) all directors and officers of the Company during fiscal 1999 as a group:

                                                                               PERCENTAGE OF TOTAL
                                                 AMOUNT AND NATURE OF              OUTSTANDING
          NAME OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP             COMMON STOCK
          ------------------------               ---------------------         -------------------
Curt M. Berggren                                        86,773                         2.0
   3380 Montgomery Drive
   Santa Clara, Ca 95054

George H. Bruns Jr.                                   424,553 (1)                      9.7
   4650 Norris Canyon Road
   San Ramon, California 94583

James A. Cole                                         260,147 (2)                      6.0
   4491 Valley Spring Drive
   Westlake Village, California 91362

Robert D. Geddes                                       14,392 (3)                       .3
   4650 Norris Canyon Road
   San Ramon, California 94583

James R. Koehn                                          2,300                           .1
   4650 Norris Canyon Road
   San Ramon, California 94583

Jeffery T. Lum                                         78,364                          1.8
   47790 Westinghouse Drive
   Fremont, California  94539

Robert C. Wilson                                       18,000 (4)                       .4
   274 Catalpa Drive
   Atherton, California 94027

William E. Wilson                                          --                           --
   145 Sugar Creek Lane
   Alamo, California 94507

All officers and directors as a group               1,158,882                         26.3
(14 persons including the above)

The Robertson Stephens Orphan Fund                    333,772                          7.7
   555 California Street
   San Francisco, California 94104

(1) Includes 212,650 shares owned by the Bruns Trust, 170,000 registered in the names of his son and daughter, 22,163 shares owned by The Bruns Company and 19,740 shares owned directly.

(2) James A. Cole is the Managing General Partner of Spectra Enterprise Associates (a Venture Partnership), which beneficially owns 260,147 shares over which Mr. Cole has shared voting and dispositive power.

(3)     Includes 12,500 shares of currently exercisable options.

(4)     All 18,000 shares represent currently exercisable options.

                             EXECUTIVE COMPENSATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

        The following table provides information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers during the last fiscal year, for the fiscal years ended March 27, 1999, March 28, 1998, and March 29, 1997:

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM COMPENSATION
                                                                       -----------------------
                                    ANNUAL COMPENSATION                AWARDS            PAY-OUTS
                              -------------------------------
                                                                              NUMBER OF
                                                                  OTHER       SECURITIES   ALL OTHER
                                                                  ANNUAL      UNDERLYING     COMPEN-
NAME AND                      FISCAL                              COMPEN-     OPTIONS/       SATION
PRINCIPAL POSITION             YEAR      SALARY($)     BONUS       SATION     SARS(#)(1)     ($)(2)
------------------            ------     ---------    ------      -------     ----------   ----------
Curt M. Berggren(3)            1999      $111,193          --          --          --        $3,336
President                      1998(4)   $ 89,135          --          --          --        $3,366
Viking Semiconductor
Equipment Inc.

George H. Bruns Jr.            1999      $124,062     $20,300          --          --            --
Chairman and                   1998      $148,000     $17,664      $7,200(5)       --            --
Chief Executive Officer        1997      $146,862          --      $7,145(5)   75,000            --

Robert D. Geddes(6)            1999      $105,962     $13,734          --          --            --
Vice President                 1998      $105,000     $ 8,503          --          --            --
Sales & Marketing              1997      $ 74,712     $10,000          --      25,000            --

James R. Koehn                 1999      $131,392          --     $55,716(7)   50,000        $1,505
President Giga-tronics
Instruments Division

Jeffrey T. Lum                 1999      $113,430     $ 1,633        $869(8)       --        $2,007
President                      1998      $104,262          --        $522(8)       --        $1,918
ASCOR, Inc.                    1997      $ 97,409     $29,015          --      20,000        $1,164

(1)     Stock options granted under the Company's 1990 Stock Option Plan.

(2) Represents contributions made by the Company to the Company's 401(k) Plan which match in part the pre-tax elective deferral contributions (included under Salary) made to such plan by the executive officers.

(3)     Mr. Curt M. Berggren is no longer an employee of the Company.

(4)     Viking merged with Giga-tronics in fiscal 1998.

(5) Other compensation for Mr. George H. Bruns, Jr. represents a car allowance in 1998 and 1997.

(6)     Mr. Robert D. Geddes is no longer an employee of the Company.

(7) Other compensation for Mr. James R. Koehn represents a car allowance of $6,600 and relocation reimbursements of $49,116.

(8) Other compensation for Mr. Jeffrey T. Lum represents the use of a company automobile.

STOCK OPTIONS

        The following table sets forth stock options granted in fiscal 1999 to each of the Company's executive officers named in the Summary Compensation Table. No stock appreciation rights were granted during the 1999 fiscal year. All option exercise prices would have been based on market price on the date of grant. The table also sets forth the hypothetical gains that would exist for the options at the end of their five year terms, assuming compound annual rates of stock appreciation of 5% and 10%. These numbers are calculations based on the requirements promulgated by the Commission and do not reflect the Company's estimate of future stock price growth. The actual future value of all options will depend on the market value of the Company's Common Stock.

                            OPTION GRANTS IN FISCAL 1999


                                             PERCENT OF                                POTENTIAL REALIZABLE
                               NO. OF        TOTAL OPTIONS                                 VALUE AT ASSUMED
                               SECURITIES    GRANTED TO                               ANNUAL RATES OF STOCK
                               UNDERLYING    EMPLOYEES                                   PRICE APPRECIATION
                   DATE OF     OPTIONS       IN FISCAL     EXERCISE        EXP.             FOR OPTION TERM
NAME               GRANT       GRANTED (#)   1999          PRICE ($/SH)    DATE         5%($)          10%($)
------------------------------------------------------------------------------------------------------------
James R. Koehn   5/19/1998     50,000(1)        12.5         $5.375      5/19/2003     $74,250       $164,100

(1) These options were regranted and repriced. See Option Repricing on page 9 of this Proxy Statement.

OPTIONS EXERCISES AND FISCAL YEAR END VALUE TABLE

        The following table provides information, with respect to the named executive officers, concerning the exercise of options during fiscal 1999 and unexercised options held as of the end of the fiscal year. No stock appreciation rights were exercised by such individuals during fiscal 1999. No stock appreciation rights were outstanding at the end of such fiscal year.

                AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTIONS VALUES


                                                         NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED       IN THE MONEY OPTIONS
                               SHARES                 OPTIONS AT MARCH 27,1999(#)     AT MARCH 27, 1999 (1)
                              ACQUIRED       VALUE    ---------------------------   ----------------------------
NAME                        ON EXERCISE    REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                        -----------    --------   -----------   -------------   -----------    -------------
Curt M. Berggren                  --           --          --              --          $   --              --
President, Viking
Semiconductor Equipment,
Inc.

George H. Bruns, Jr.              --           --          --          75,000          $   --         $30,188
Chairman and Chief
Executive Officer

Robert D. Geddes                  --           --      12,500          12,500          $   --(2)      $    -- (2)
Vice President, Sales &
Marketing

James R. Koehn                    --           --          --          50,000          $   --         $20,125
President,
Giga-tronics Instruments

Jeffery T. Lum                    --           --          --          20,000          $   --         $ 8,050
President, ASCOR, Inc.

(1) Equal to the fair market value of the option shares on March 27, 1999 ($2.50 per share), less the aggregate option price payable for such shares. Options are in-the-money if the market value of the shares is greater than the option exercise price. These calculations reflect the current exercise price of the options after repricing. See Option Repricing on page 9 of this Proxy Statement.

(2)     Options are out of the money.

OPTION REPRICING

        The Company implemented an option/regrant program to all of the Company's executive officers and employees that had options outstanding on December 9, 1999. The options for the outside members of the Board of Directors were not available for regrant. The cancellation regrant was effected on December 9, 1999, and 405,250 options held by these employees and executive officers were cancelled and a new option for the same number of shares were granted with an exercise price of $2.09375, the market price of the Common Stock on the date of the regrant. The vesting schedule for these options were reset to start at the date of regrant. The following table provides information, with respect to the named executive officers, concerning the repricing of stock options during the ten year period ending in fiscal 1999.

                         TEN YEAR OPTION/SAR REPRICINGS

                                    NUMBER OF                                                            LENGTH OF
                                    SECURITIES                                                           ORIGINAL
                                    UNDERLYING      MARKET PRICE                                         OPTION TERM
                                    OPTIONS /       OF STOCK AT       EXERCISE PRICE                     REMAINING
                                    SARS            TIME OF           AT TIME OF         NEW             AT DATE OF
                                    REPRICED        REPRICING OR      REPRICING OR       EXERCISE        REPRICING
NAME                      DATE      OR AMENDED(#)   AMENDMENT($)      AMENDMENT($)       PRICE($)        OR AMENDMENT
---------------------------------------------------------------------------------------------------------------------
Curt M. Berggren              --           --            --                 --               --                 --
President, Viking
Semiconductor
Equipment, Inc.

George H. Bruns, Jr.     12/9/98       75,000       $2.0938            $9.3500          $2.0938          0.7 Years
Chairman and
Chief Executive Officer

Robert D. Geddes              --           --            --                 --               --                 --
Vice President,
Sales & Marketing

James R. Koehn           12/9/98       50,000       $2.0938            $5.3750          $2.0938          4.4 Years
President,
Giga-tronics,
Instruments

Jeffrey T. Lum           12/9/98       20,000       $2.0938            $8.5000          $2.0938          2.4 Years
President,
ASCOR, Inc.

LONG-TERM INCENTIVE PLAN (LTIP) AWARDS TABLE

     There were no long-term incentive plan awards made during fiscal 1999 to the Company's executive officers.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

CHANGE-IN-CONTROL ARRANGEMENTS

        All outstanding options will automatically accelerate and become exercisable for fully vested shares upon a change in control of the Company, whether effected through merger, sale of substantially all of the Company's assets, the successful completion of a hostile tender offer for 30% or more of the Company's outstanding Common Stock, or a change in the majority of the Board as a result of one or more contested elections for Board membership.




COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        For the 1999 fiscal year, the Compensation Committee of the Board was comprised of Messrs. James A.Cole, William E. Wilson and Robert C.Wilson.

        No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

GENERAL COMPENSATION POLICY

     Giga-tronics' executive compensation philosophy rests on two fundamental principles. First, the program is intended to provide fully competitive levels of compensation - at expected levels of performance - in order to attract, motivate and retain talented executives. Secondly, the program is intended to create an alignment of interest between the Company's executives and its shareholders such that a significant portion of each executive's compensation is linked directly to the creation of shareholder value.

     The Executive Compensation Program is intended to place heavy emphasis on the variable pay (pay that varies with performance) and less focus on fixed base salary. The incentive pay programs are intended to reward performance that is directly relevant to the Company's short term and long term success. The three primary components of the program include base salary, annual incentive (performance based bonus), and long term incentives (stock options).

FACTORS

     The process involved and the factors considered in the executive compensation determination for fiscal year 1999 are summarized below. It is expected that this process will remain the same in fiscal year 2000. However, the Committee may, at its discretion, apply a different set of factors in setting executive compensation in the future in order to further enhance the basic concept of "pay-for-performance."

BASE SALARY

     Base salaries are based primarily on individual performance, and each individual's role in the Company. Employees with higher levels of sustained performance over time and/or those assuming greater responsibilities will be paid correspondingly higher salaries.

     On the basis of its knowledge of the industry, this Committee believes that the base salary levels in effect for the Company's executive officers are competitive with the companies within and without the industry with which the Company competes for executive talent. However, the Committee did not, through one or more external salary surveys for the industry, independently confirm the specific percentiles at which the base salary levels in effect for the Company's executive officers stood in relation to other companies in the industry.

     Salaries are reviewed annually based on individual performance, overall financial results and the general level of increases in the marketplace. Salary increases are granted within a pay-for-performance framework.


ANNUAL PERFORMANCE (NON-STOCK) BASED INCENTIVE COMPENSATION

     Giga-tronics' annual incentive bonus plan is intended to (1) reward key employees based upon company and individual performance, (2) motivate, and (3) provide competitive cash compensation opportunities. Incentive awards are paid annually based upon achievement of individual performance objectives for the most recently completed fiscal year.

     Bonus payments of approximately $2,000 in the aggregate were earned in fiscal 1999.

LONG-TERM (STOCK BASED) INCENTIVE COMPENSATION

     Giga-tronics has always believed that stock ownership or stock option participation was the most effective way of aligning management and shareholder interests. Options are generally issued at 100% of market value, for 5 year terms, exercisable 25% per year after the first year. The right to exercise options expires 60 days after termination of employment, except in case of death when optionee's estate would have six months to exercise.

     Options outstanding in FY 1997 were 7.8% of total shares outstanding, options outstanding at the end of FY 1998 were 9.0% of total shares outstanding, and options outstanding at the end of FY 1999 were 14.7% of total shares then outstanding.

CEO COMPENSATION

     The CEO compensation is based on the same considerations as any other senior executive. Base rates are determined by market factors. Other compensation factors (salary increases, incentive bonus, option participation) are performance-based and long-term incentive compensation.

     Mr. Bruns' compensation for 1999 was $124,000.

     Mr. Bruns holds 75,000 options and owns, directly and through family, 424,553 shares comprising of 9.7% of the Company's stock.

     Based upon the company's performance, Mr. Bruns elected to reduce his salary. The Compensation Committee reviewed and approved.

DEDUCTION LIMIT FOR EXECUTIVE COMPENSATION

     Effective January 1, 1994, Section 162(m) of the IRS Code limits federal income tax deductions for compensation paid to the Chief Executive Officer and the four other most highly compensated officers of a public company to $1 million per individual per year, but contains an exception for performance-based compensation that satisfies certain conditions.

     The 1990 Stock Option Plan was amended in 1994 to restrict the maximum number of shares of Common Stock for which any one participant may be granted stock options and stock appreciation rights to 200,000 shares, and the stockholders approved this amendment at the 1994 Annual Meeting. As a result, stock options granted to the Company's executive officers with an exercise price not less than the fair market value of the underlying shares on the grant date will qualify as performance-based compensation which is not subject to the $1 million limitation.


                                       BY THE COMPENSATION COMMITTEE
                                       James  A. Cole
                                       Robert C. Wilson
                                       William E. Wilson


                               PERFORMANCE GRAPH


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                   AMONG GIGA-TRONICS INC., THE S&P 500 INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS STOCKS



                              [PERFORMANCE GRAPH]


                                      S&P 500        Nasdaq
      Date       Gigatronics Inc.     Index      Telecom Stocks
    3/25/95          100.00           100.00         100.00
    3/30/96          140.00           132.36         131.38
    3/29/97          160.00           162.27         121.56
    3/28/98          131.26           233.96         236.87
    3/27/99           50.00           278.51         380.01




* $100 INVESTED ON 3/27/93 OR INDEX, INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING 3/28/98.


                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has re-appointed the firm of KPMG LLP as the Company's independent accountants for the fiscal year ending March 25, 2000 and to perform other appropriate services. Ratification by the shareholders will be sought for this appointment.

     Representatives of KPMG LLP are expected to be present at the Company's Annual Meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

                             SHAREHOLDERS' PROPOSALS

      To be considered for presentation to the Annual Meeting of Shareholders to be held in 2000, a shareholder proposal must be received by the Company no later than February 29, 2000. Proposals should be addressed to the Corporate Secretary, Giga-tronics Incorporated, 4650 Norris Canyon Road, San Ramon, CA 94583.

      The Annual Report of the Company for the fiscal year ended March 27, 1999 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Company will mail Annual Report on Form 10K to any shareholder who so requests. Requests should be sent to the Corporate Secretary as noted above for proposals.


                                  OTHER MATTERS

     The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. Regardless of whether you intend to be present at the Annual Meeting, you are urged to complete, date, sign and return your proxy promptly.


                                       By order of the Board of Directors,


                                       George H. Bruns, Jr.
                                       Chairman and Chief Executive Officer


San Ramon, California
June 25, 1999

                            GIGA-TRONICS INCORPORATED
                         ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

George H. Bruns, Jr. and Mark H. Cosmez II, or either of them are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, each with full power of substitution, to vote and act as proxy with respect to all shares of Common Stock of Giga-tronics Incorporated ("Giga-tronics") standing in the name of the undersigned on the books of Giga-tronics at the close of business on June 15, 1999, at the Annual Meeting of Shareholders to be held at 9:00 A.M., on August 12, 1999, at Giga-tronics' Facilities at 4650 Norris Canyon Road, San Ramon, CA 94583, or at any adjournment or postponement thereof.

THE POWERS HEREBY GRANTED MAY BE EXERCISED BY BOTH OF SAID ATTORNEYS OR PROXIES OR THEIR SUBSTITUTES PRESENT AND ACTING AT THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OR, IF ONLY ONE BE PRESENT AND ACTING, THEN BY THAT ONE. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                            - FOLD AND DETACH HERE -

FOR ALL NOMINEES LISTED (EXCEPT AS WITHHELD IN ONE SPACE BELOW).

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED.

Elect four Directors for the ensuing year.

Nominees: George H. Bruns, Jr., James A. Cole, Robert C. Wilson,
William E. Wilson.

INSTRUCTION: To withhold authority to vote for one or more individual nominees, (write such name or names in the space provided below.)

--------------------------------------------------------------------------------

2. Ratify the appointment of independent certified public accountants.

   FOR          AGAINST         ABSTAIN
   [ ]            [ ]             [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature(s)                                       Dated:        , 1999
           ----------------------------------------      --------

Please sign exactly as the name appears printed hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person. Receipt is acknowledged of the Proxy Statement for the meeting.

                            - FOLD AND DETACH HERE -